                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT, CONSENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 17, 1996 (this "FIRST AMENDMENT") is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as supplemented or otherwise modified from time to time through the date hereof, the "CREDIT AGREEMENT").

                                 W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender have entered into the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement (i) to increase the Revolving Credit Commitment from $9,500,000 to $15,000,000, (ii) to make an additional Term Loan in a principal amount of $6,000,000, the proceeds of which will be used to reduce the outstanding principal balance of the Revolving Loans and (iii) to effect other amendments, all as more fully described herein; and

         WHEREAS, the Borrower has also requested that (i) the Lender consent to an amendment to the Recoil Acquisition Agreements and (ii) the Lender waive certain Events of Default under the Credit Agreement, in each case as more fully described herein;

         NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

         1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 6 below), the Credit Agreement is hereby amended as follows:

              2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended as follows:

              (a) The following definition of "Fourth Supplemental Term Loan" is added in proper alphabetical order:

                   "FOURTH SUPPLEMENTAL TERM LOAN" is defined in SECTION
         2.01(a).

              (b) The following definition of "New First Amendment" is added in proper alphabetical order:

                   "NEW FIRST AMENDMENT" means the First Amendment, Consent and Limited Waiver to Amended and Restated Credit Agreement dated as of December 17, 1996, between the Borrower and the Lender.

              (c) The following definition of "New First Amendment Effective Date" is added in proper alphabetical order:

                   "NEW FIRST AMENDMENT EFFECTIVE DATE" means the "Effective Date" under (and as defined in) the New First Amendment.

              (d) The definition of "Revolving Credit Commitment" is hereby amended and restated in its entirety to read as follows:

                   "REVOLVING CREDIT COMMITMENT" means the obligation of the Lender to make Revolving Loans and to issue, or cause to be issued, Letters of Credit pursuant to the terms and conditions of this Agreement (and, for the applicable period, the Existing Credit Agreement), in an aggregate amount (including all Letter of Credit Obligations and the principal amount of all Revolving Loans) which shall not exceed (i) from the Initial Closing Date through and including December 31, 1994, $6,500,000, (ii) from January 1, 1995 until the Third Amendment Effective Date, $5,000,000, (iii) from the Third Amendment Effective Date until the New First Amendment Effective Date, $9,500,000 and (iv) from the New First Amendment Effective Date until the Revolving Credit Termination Date, $15,000,000, as permanently reduced from time to time pursuant to SECTION 3.01.

              (e) The definition of "Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

                   "TERM LOAN COMMITMENT" means the obligation of the Lender to make its Term Loan pursuant to the terms and conditions of this Agreement (and, for the applicable period, the Existing Credit Agreement), which shall be in an aggregate principal amount of (i) from the Initial Closing Date until the First Amendment Effective Date, $15,800,000, (ii) from the First Amendment Effective Date until the Third Amendment Effective Date, $17,800,000, (iii) from the Third Amendment Effective Date until the Amendment and Restatement Effective Date, $19,425,000,
         (iv) from the Amendment and Restatement Effective Date until the New First Amendment Effective Date, $22,425,000 and (v) from and after the New First Amendment Effective Date, $28,225,000, as permanently reduced from time to time by payments or prepayments on the Term Loan made pursuant to SECTION 2.01(d) or SECTION 3.01.

              2.2 AMENDMENTS TO SECTION 2.01. Section 2.01 of the Credit Agreement is hereby amended as follows:

              (a) Section 2.01(a) is hereby amended and restated in its entirety to read as follows:

              (a) AMOUNT OF TERM LOAN. The Lender (i) has made a term loan, in Dollars, to the Borrower on the Initial Closing Date in an aggregate amount equal to $15,800,000 (the "Initial Term Loan"), (ii) has made a term loan, in Dollars, to the Borrower on the First Amendment Effective Date, in an aggregate amount equal to $2,000,000 (the "Supplemental Term Loan"), (iii) has made a term loan, in Dollars, to the Borrower on the Third Amendment Effective Date, in an aggregate amount equal to $2,000,000 (the "Second Supplemental Term Loan"), (iv) has made a term loan, in Dollars, to the Borrower on the Amendment and Restatement Effective Date, in an aggregate amount equal to $4,000,000 (the "Third Supplemental Term Loan") and (v) subject to the terms and conditions set forth in this Agreement and the New First Amendment, hereby agrees to make a term loan, in Dollars, to the Borrower on the New First Amendment Effective Date, in an aggregate amount equal to $6,000,000 (the "Fourth Supplemental Term Loan" and together with the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan and the Third Supplemental Term Loan, the "Term Loan"). After giving effect to the advance of the Fourth Supplemental Term Loan, the outstanding principal balance of the Term Loan will be $28,225,000.

              (b) Section 2.01(c) is hereby amended and restated in its entirety to read as follows:

              (c) MAKING OF TERM LOANS. (i) Promptly after receipt of a Notice of Borrowing under SECTION 2.01(b)

         (or telephonic notice in lieu thereof), the Lender shall deposit an amount equal to the amount requested by the Borrower to be made in respect of the Third Supplemental Term Loan under this SECTION 2.01(c), in immediately available funds, not later than 1:00 p.m. (Chicago time) on the Amendment and Restatement Effective Date. Subject to the fulfillment of the conditions precedent set forth in
         SECTION 4.01, the Lender shall make the proceeds of such amounts available to the Borrower by disbursing such proceeds on the Amendment and Restatement Effective Date to an account specified in a written notice from the Lender to the Borrower or in accordance with the Borrower's disbursement instructions set forth in such Notice of Borrowing.

              (ii) Upon the New First Amendment Effective Date, the Lender shall be deemed to have advanced the proceeds of the Fourth Supplemental Term Loan to the Borrower to reduce the outstanding principal balance of the Revolving Loans by an amount equal to $6,000,000, it being agreed and understood that such amount shall be a transfer on the books of the Lender from one loan account of the Borrower to another and that no proceeds of the Fourth Supplemental Term Loan shall otherwise be made available to the Borrower.

              (c) Section 2.01(d)(i) is hereby amended by deleting the fourth sentence thereof in its entirety and substituting the following sentences in lieu thereof:

         On the Amendment and Restatement Effective Date, the Borrower executed and delivered to the Lender a third substitute promissory note, in substantially the form of EXHIBIT I attached hereto and made a part hereof, evidencing the Initial Term Loan, the Supplemental Term Loan, the Second Supplemental Term Loan and the Third Supplemental Term Loan. On the New First Amendment Effective Date, the Borrower shall execute and deliver to the Lender a fourth substitute promissory note, in substantially the form of EXHIBIT I-A attached hereto and made a part hereof, evidencing the Term Loan (the "Term Note").

              (e) Section 2.01(e) is hereby amended and restated in its entirety to read as follows:

              (e) USE OF PROCEEDS OF TERM LOANS. (i) The proceeds of the Third Supplemental Term Loan shall be used (A) to pay the "Purchase Price" under (and as defined in) the Recoil U.S. Acquisition Agreement, (B) to pay (and enable Kaynar U.K. to pay) that portion of the "Purchase Price" under (and as defined in) the Recoil Australia Acquisition Agreement attributable to the Capital Stock of Recoil Belgium and Recoil U.K., (C) to make capital contributions to Recoil Holdings and Recoil Australia Holdings, the proceeds of which will be contributed to the capital of RCL (and the Borrower shall cause RCL to use the proceeds of such capital contributions for the purposes set forth in Section 2.01(e) of the RCL Loan Agreement) and (D) for working capital in the ordinary course of the Borrower's business and for other lawful general corporate purposes.

              (ii) The proceeds of the Fourth Supplemental Term Loan shall be used to reduce the outstanding principal balance of the Revolving Loans by an amount equal to $6,000,000.

              2.3 AMENDMENT TO SECTION 2.02. Section 2.02(e)(i) is hereby amended by deleting the second sentence thereof in its entirety and substituting the following sentences in lieu thereof:

         On the Third Amendment Effective Date, the Borrower executed and delivered to the Lender a substitute promissory note in the form of EXHIBIT J attached hereto and made a part hereof, evidencing the then existing Revolving Credit Commitment. On the New First Amendment Effective Date, the Borrower shall execute and deliver to the Lender a second substitute promissory note, in substantially the form of EXHIBIT J-A attached hereto and made a part hereof, evidencing the Revolving Loans and the Revolving Credit Commitment (the "Revolving Credit Note").

              2.4 AMENDMENT TO SECTION 2.05. Section 2.05 is hereby amended by inserting immediately following Section 2.05(c) the following new Section 2.05(d):

              (d) NEW FIRST AMENDMENT FEE. In addition to any fees paid pursuant to SECTION 2.05(a) or 2.05(b), the Borrower shall pay to the Lender, upon execution of the New First Amendment, a fee of $60,000.

              2.5 AMENDMENT TO SECTION 6.01. Section 6.01(f)(iii) of the Credit Agreement is hereby amended by amending and restating clause (C) thereof in its entirety to read as follows:

         (C) a budget in reasonable detail of the types and amounts of Capital Expenditures to be made during such

         Fiscal Years and the amount of forecasted Excess Cash Flow for such Fiscal Years, and

              2.6 AMENDMENT TO SECTION 9.05. Section 9.05 of the Credit Agreement is hereby amended by deleting in its entirety the table of Fiscal Years and Maximum Amounts therein and inserting in lieu thereof the following table of Fiscal Years and Maximum Amounts:

              Fiscal Year            Maximum Amount
              -----------            --------------

                 1996                  $6,000,000
                 1997                  $7,500,000
                 1998                  $8,000,000


              2.7  AMENDMENTS TO EXHIBITS.

              (a) A new Exhibit I-A is hereby added to the Credit Agreement in the form of ANNEX A attached hereto and made a part hereof.

              (b) A new Exhibit J-A is hereby added to the Credit Agreement in the form of ANNEX B attached hereto and made a part hereof.

         3. LENDER CONSENT. As of the Effective Date, the Lender hereby approves the agreement to amend the Recoil Acquisition Agreements in substantially the form of ANNEX C attached hereto and made a part hereof (the "RECOIL AMENDMENT"); PROVIDED, HOWEVER, that if material additions or deletions to the text of the Recoil Amendment attached hereto are made, a new consent from the Lender shall be required. Upon the effectiveness of the Recoil Amendment, the Borrower shall promptly deliver to the Lender a fully executed copy of the Recoil Amendment.

         4.   LIMITED WAIVER.  As of the Effective Date, the Lender hereby
(a) waives the provisions of the letter agreement dated August 12, 1996 (the "POST-CLOSING LETTER") between the Borrower and the Lender with respect to the obligation of the Borrower to deliver the documents set forth on ANNEX D attached hereto and made a part hereof (the "POST-CLOSING DOCUMENTS") within the time periods specified in the Post-Closing Letter and extends the time period for the delivery of such documents to December 30, 1996 and (b) waives the Events of Default under Sections 10.01(c) and 10.01(d) of the Credit Agreement resulting from the Borrower's failure to deliver the Post-Closing Documents within the time periods specified in the Post-Closing Letter; PROVIDED, HOWEVER, that, if such Post-Closing Documents are not delivered on or before March 5, 1997 (the "EXPIRATION DATE"), (x) the limited waiver under this SECTION 4 shall expire, (y) the

Borrower shall pay to the Lender on the Expiration Date a fee in the amount of $25,000, and the Borrower hereby irrevocably authorizes the Lender to make a Revolving Loan on the Expiration Date to pay such fee without regard to the notice requirements set forth in Section 3.02(b)(iii) of the Credit Agreement, and (z) notwithstanding any payment of the fee described in CLAUSE
(y), the Events of Default arising from the Borrower's failure to deliver the Post-Closing Documents prior to the Expiration Date shall remain in effect until all of the Post-Closing Documents, in form and substance satisfactory to the Lender, are delivered to the Lender, and the Lender reserves all rights and remedies available to it as a result of the continued existence of such Events of Default.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this First Amendment:

         (a) All of the representations and warranties of the Borrower contained in this First Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

         (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this First Amendment; and

         (c) The Borrower has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the "Released Claims" (as defined in SECTION 7 below) purported to be released by this First Amendment.

         6. EFFECTIVE DATE. This First Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

         (a) the Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

              (i)  counterparts hereof executed by the Borrower and the Lender;

              (ii)  a Revolving Credit Note substantially in the form of
         EXHIBIT I-A to the Credit Agreement (as added by this First Amendment), duly executed by the Borrower;

              (iii) a Term Note substantially in the form of EXHIBIT J-A to the Credit Agreement (as added by this First Amendment), duly executed by the Borrower;

              (iv) Modification Agreements with respect to the leasehold deeds of trust executed by the Borrower in favor of the Lender with respect to the Property located in Fullerton, California and Placentia, California, substantially in the forms of ANNEXES E and F attached hereto and made a part hereof, respectively;

              (v) Loan Modification Title Insurance Endorsements with respect to the title insurance policies issued to the Lender in connection with the Modification Agreements described in CLAUSE (iv) above;

              (vi) an opinion of counsel to the Borrower with respect to the Loan Documents described in CLAUSES (i) through (iv) above;

              (vii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this First Amendment have been satisfied;

              (viii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this First Amendment and the other Transaction Documents executed in connection with this First Amendment to which it is a party, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the Amendment and Restatement Effective Date and remain in full force and effect as of the Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date and (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this First Amendment and the other Transaction Documents executed in connection with this First Amendment to which the Borrower is a party; and

              (ix) such additional documentation as the Lender may reasonably request;

         (b) the Borrower shall have paid to the Lender the New First Amendment Fee described in SECTION 2.4 above;

         (c) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this First Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

         (d) all of the representations and warranties of the Borrower contained in this First Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

         (e) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in all respects in form and substance to the Lender; and

         (f) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this First Amendment.

         7. OUTSTANDING INDEBTEDNESS. The Borrower hereby acknowledges and agrees that as of November 29, 1996 the aggregate outstanding principal amount of the Revolving Loans under the Credit Agreement was $7,520,861.27 and that the aggregate outstanding principal amount of the Term Loan under the Credit Agreement was $22,225,000 and that such principal amounts are payable pursuant to the Credit Agreement, as amended hereby, without offset, withholding, counterclaim or deduction of any kind. The Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "RELEASORS"), hereby waives, releases and forever discharges the Lender, and its parent corporation, Subsidiaries and Affiliates, officers, directors, shareholders employees, attorneys, agents and servants, and its respective predecessors, successors, heirs and assigns (collectively, the "LENDER PARTIES"), from any and all claims of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, except all such claims of Affiliates of Lender arising out of sales of inventory in the ordinary course of business, occurring any time up to and including the date hereof, which in any way arise out of, are connected with or relate to the Credit Agreement or any other Loan Documents (the "RELEASED CLAIMS") and agrees not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, alleging any such Released Claim or otherwise in connection with any such Released Claim.

         8.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

         (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) This First Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion, (iv) be deemed or construed as an admission of liability with respect to the Released Claims or otherwise by the Lender Parties or (v) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

         (c) Except to the extent specifically consented to herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

         9. MISCELLANEOUS. This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         10. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         11. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                        KAYNAR TECHNOLOGIES INC.



                        By: /s/ D.A. Werner
                            ----------------------------------
                            Name:  David A. Werner
                            Title: Vice President


                        GENERAL ELECTRIC CAPITAL CORPORATION



                        By: /s/ P.C. Keenoy
                            ----------------------------------
                            Name:  P.C. Keenoy
                            Title: Authorized Signatory

                                       ANNEX A
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                  FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE


                                      Attached.

                                       ANNEX B
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                        FORM OF AMENDED AND RESTATED TERM NOTE


                                      Attached.

                                       ANNEX C
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                               FORM OF RECOIL AMENDMENT


                                      Attached.

                                       ANNEX D
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                                POST-CLOSING DOCUMENTS


         1. Replacement stock certificate for 650 shares of the Capital Stock of Kaynar International owned by the Borrower.

         2. Landlord Waiver with respect to the lease of the Property located at Stamford Road, Oakleigh, Victoria.

         3. Amended Articles of Association of Kaynar International deleting the provisions regarding recognition of stock transfers.

         4. Evidence of perfection of pledge by the Borrower of 65% of the Capital Stock of Recoil Femipari.

                                       ANNEX E
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                      FORM OF MODIFICATION AGREEMENT (FULLERTON)


                                      Attached.

                                       ANNEX F
                                          TO
                     FIRST AMENDMENT, CONSENT AND LIMITED WAIVER



                      FORM OF MODIFICATION AGREEMENT (PLACENTIA)


                                      Attached.